                                                                    Exhibit 23.2



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


    As an independent public accountant, I hereby consent to the incorporation of my report included in this Form 10-K/A-1 into Intercell Corporation's previously filed Registration Statement on Form S-8, No. 333-604.



                                        /s/ Mark Shelley, CPA



February 20, 1997